Exhibit 23




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference of our report dated February 21, 1997, appearing in this Annual Report on Form 10-K of Blessings Corporation for the year ended December 31, 1996.


           Form:                          Registration Statement No.:
           S-8                            33-41762
           S-8                            33-54108
           S-8                            33-70328
           S-8                            33-85382
           S-8                            33-85384
           S-8                            33-12387





Richmond, Virginia
March 27, 1997